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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 8, 2005

Pacific Energy Partners, L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	313345 (Commission File Number)	68-0490580 (I.R.S. Employer Identification No.)
5900 Cherry Avenue Long Beach, California (Address of Principal Executive Offices)		90805-4408 (Zip Code)

Registrant's telephone number, including area code: (562) 728-2800

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Other Events.

        On September 8, 2005, Pacific Energy Partners, L.P. (the "Partnership"), Pacific Energy Group LLC ("PEG"), PEG Canada GP LLC ("Canada GP") and PEG Canada, L.P. entered into an underwriting agreement (the "Underwriting Agreement") in connection with the offering and sale (the "Offering") by the Partnership of up to 5,232,500 common units representing limited partner interests in the Partnership. The common units to be offered and sold in the Offering have been registered under the Securities Act of 1933 (the "Securities Act"), pursuant to a Registration Statement on Form S-3 (SEC File Nos.: 333-107609, 333-107609-01, 333-107609-02, 333-107609-03, 333-107609-04 and 333-107609-05) (the "Registration Statement") filed on August 1, 2003 by the Partnership, PEG and certain subsidiaries of PEG with the Securities and Exchange Commission (the "Commission"). The Registration Statement was declared effective by the Commission on August 8, 2003. In connection with the Offering, a final prospectus supplement dated September 8, 2005, has been filed pursuant to Rule 424(b) promulgated under the Securities Act. The Partnership expects the transaction to close on or about September 14, 2005.

        A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this report.

Item 9.01 Financial Statements and Exhibits.

  (c)
  Exhibits.

  1.1
  Underwriting Agreement dated September 8, 2005 by and among Pacific Energy Partners, L.P., Pacific Energy Group LLC, PEG Canada GP LLC, PEG Canada, L.P., Lehman Brothers Inc., Citigroup Global Markets Inc., UBS Securities LLC, Wachovia Capital Markets, LLC, A.G. Edwards & Sons, Inc., RBC Capital Markets Corporation, Raymond James & Associates, Inc. and KeyBanc Capital Markets, a division of McDonald Investments Inc.

  5.1
  Opinion of Vinson & Elkins L.L.P.

  8.1
  Opinion of Vinson & Elkins L.L.P.

  23.1
  Consent of Vinson & Elkins L.L.P. (included in Exhibits 5.1 and 8.1 hereto)

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC ENERGY PARTNERS, L.P.
By:	Pacific Energy GP, LP, its general partner
	By:	Pacific Energy Management LLC its general partner
		By:	/s/ IRVIN TOOLE, JR. Irvin Toole, Jr. President and Chief Executive Officer

Dated: September 8, 2005

Exhibit Index

Exhibit
1.1	Underwriting Agreement dated September 8, 2005 by and among Pacific Energy Partners, L.P., Pacific Energy Group LLC, PEG Canada GP LLC, PEG Canada, L.P., Lehman Brothers Inc., Citigroup Global Markets Inc., UBS Securities LLC, Wachovia Capital Markets, LLC, A.G. Edwards & Sons, Inc., RBC Capital Markets Corporation, Raymond James & Associates, Inc. and KeyBanc Capital Markets, a division of McDonald Investments Inc.
5.1	Opinion of Vinson & Elkins L.L.P.
8.1	Opinion of Vinson & Elkins L.L.P.
23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibits 5.1 and 8.1 hereto)

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  Item 1.01 Other Events.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURE
Exhibit Index